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                                                                    Exhibit 10.2

                      STOCK PLEDGE AND SECURITY AGREEMENT
                      -----------------------------------


         THIS STOCK PLEDGE AGREEMENT (this "Agreement") dated as of November 17, 2000 is made by Jeffrey A. Cole, (the "Pledgor") to Cole National Corporation, a Delaware corporation (the "Company").

                                    RECITALS
                                    --------

         A. The Pledgor has borrowed from the Company the principal amount of Six Hundred Sixty-Six Thousand Six Hundred Sixty-Six Dollars and 00/100 ($666,666.00), and in consideration therefor, has delivered to the Company the Secured Promissory Note ("Promissory Note") of the Pledgor, dated November 17, 2000, for such principal amount.

         B. The Pledgor wishes to affirm the grant of security and assurance to the Company in order to secure the payment of the principal of and interest on the Promissory Note and to that effect to pledge to the Company the 123,750 shares of Common Stock, par value $0.001 per share (the "Shares") which are restricted as set forth in that certain Restricted Stock Agreement dated December 17, 1998.

                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         l. PLEDGE. The Pledgor hereby pledges, assigns, hypothecates, transfers, and delivers to the Company, all the Shares (the "Pledged Stock") and hereby grants to the Company, a first lien on, and security interest in, the Pledged Stock and in all proceeds thereof, together with appropriate undated stock powers duly executed in blank, as collateral security for the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise) of the unpaid principal of and interest on the Promissory Note.


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         2. ADMINISTRATION SECURITY. The following provisions shall govern the administration of the Pledged Stock:

                         (a) So long as no Event of Default has occurred and is
                continuing (as used herein, "Event of Default" shall mean the occurrence of any Event of Default under the Promissory Note), the Pledgor shall be entitled to act with respect to the Pledged Stock in any manner not inconsistent with the provisions of this Agreement, the Promissory Note or any document or instrument delivered or to be delivered pursuant to or in connection with the Promissory Note.

                         (b) (i) If, while this Agreement is in effect, the
                Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), option or rights, in substitution of, in exchange for, or in respect of, any shares of any Pledged Stock, the Pledgor agrees to accept the same as the Company's agent and to hold the same in trust on behalf of and for the benefit of the Company and to deliver the same forthwith to the Company in the exact form received, with the endorsement of the Pledgor when necessary and/or appropriate undated stock powers duly executed in blank, to be held by the Company subject to the terms hereof, as additional collateral security for the payment of the principal of and interest on the Promissory Note. In case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of the Company or pursuant to the reorganization of the Company, the property so distributed shall be delivered to the Company to be held by it as additional collateral security for the payment of the principal of and interest on the Promissory Note. All sums of money and property so paid or distributed in respect of the Pledged Stock which are received by the Pledgor shall, until paid or delivered to the Company, be held by the Pledgor in trust as additional collateral security for the payment of the principal of and interest on the Promissory Note.


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                         (ii) At any time, so long as no Event of Default has
                occurred and is continuing, Borrower at his option may deliver to the Company in substitution for the Pledged Stock Cole National Group, Inc. 9-7/8% Senior Notes due 2006 or Cole National Group, Inc. 8-5/8% Senior Notes due 2007 (collectively, the "Bonds") in either case owned by the Borrower having a principal amount equal to the unpaid principal amount and past due interest of this Secured Promissory Note. In such event, the Pledged Stock shall be returned to Borrower free of the lien of this Stock Pledge and Security Agreement. Unless an Event of Default shall have occurred and be continuing, all interest paid on the Bonds shall belong to Borrower.

                         (iii) All property at any time pledged with the Company
                hereunder (whether or not described herein) and all income therefrom and proceeds thereof, are herein collectively sometimes called the "Collateral."

                         (c) Notwithstanding paragraphs l and 2(b) hereof,
                unless an Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to receive all cash or stock dividends paid in respect of the Pledged Stock and, unless the Company shall have given notice pursuant to paragraph 3 of its intention to exercise all voting and stockholder rights with respect to the Pledged Stock and any stock dividends thereof, to vote the Pledged Stock and any stock dividends thereof and to give consents, waivers and ratifications in respect of the Pledged Stock or the Bonds and any stock dividends on the Pledged Stock; PROVIDED, HOWEVER, that no vote shall be cast or consent, waiver or ratification given or action taken which would impair the Collateral or be inconsistent with or violate any provision of this Agreement, the Promissory Note, or any document or instrument delivered or to be delivered pursuant to or in connection with the Promissory Note.

                         (d) Notwithstanding any payment or payments made by the
                Pledgor hereunder, or the receipt of any amounts by the Company with respect to the Collateral, or any set-off or application of funds of the Pledgor by the Company, the Pledgor shall not be entitled to be subrogated to any of the rights of the Company against


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                any Collateral held by the Company for the payment of the
                principal of and interest on the Promissory Note until the principal of and interest on the Promissory Note are paid in full.

                         (e) The Pledgor shall immediately upon request by the
                Company and in confirmation of the security interests hereby created, execute and deliver to the Company such further instruments, deeds, transfers, assurances and agreements, in form and substance satisfactory to the Company, as the Company shall request, including any financing statement and amendments thereto, or any other documents, as required under Delaware law and any other applicable law to protect the security interests created hereunder.

                         (f) Subject to any sale by the Company or other
                disposition by the Company of the Pledged Stock or any stock dividends thereon or other property Collateral pursuant to this Agreement and subject to Section 6 below, the Pledged Stock, the Bonds and any other Collateral shall be returned to the Pledgor upon full payment of the principal of and interest on the Promissory Note.

                3. RIGHTS OF HOLDING. The Company shall not be liable for failure to collect or realize upon the principal of and interest on the Promissory Note or any collateral security therefor, or any part thereof, or for any delay in so doing nor shall the Company be under any obligation to take any action whatsoever with regard thereto. Any or all shares of the Pledged Stock and any stock dividends thereon held by the Company hereunder may, if an Event of Default has occurred and is continuing, provided that the Company shall have given prior written notice of its intention to do so to the Pledgor, be registered in the name of the Company or its nominee, and the Company or its nominee may thereafter exercise all voting and stockholder rights at any meeting of the Company and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Pledged Stock and any stock dividends thereon as if it were the absolute owner thereof, including without limitation, the right to exchange at its discretion, any and all of the Pledged Stock and any stock dividends thereon upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Company or upon the exercise by the Company of any right,

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privilege or option pertaining to any shares of the Pledged Stock and any stock dividends thereon, and in connection therewith, to deposit and deliver any and all of the Pledged Stock and any stock dividends thereon with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but the Company shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

                4.       REMEDIES IN CASE OF AN EVENT OF DEFAULT.

                         (a) In case an Event of Default shall have occurred and
                be continuing, the Company shall have all of the remedies of a secured party under the Delaware Uniform Commercial Code, and, without limiting the foregoing, shall have the right, subject to any necessary regulatory approvals, to sell, assign and deliver the whole or, from time to time, any part of the Collateral or any interest in any part thereof, at any private sale or at public auction, with or without demand of performance or other demand, advertisement or notice of the time or place of sale or adjournment thereof or otherwise, each of which demands, advertisements and/or notices are hereby expressly waived (except the Company shall give 10 days' notice to the Pledgor of the time and place of any sale pursuant to this Section 4), for cash, on credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Company shall, in its sole discretion, determine, the Pledgor hereby waiving and releasing any and all right or equity of redemption whether before or after sale hereunder. At any such sale the Company may bid for and purchase the whole or any part of the Collateral so sold free from any such right or equity of redemption. The Company shall apply the net proceeds of any such sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any and all of the Collateral or in any way relating to its rights hereunder, including reasonable attorney's fees and legal expenses, to the payment in whole or in part of the principal of and interest on the Promissory Note, in such order as the Company may elect, the Pledgor


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                remaining liable for any deficiency remaining unpaid after such application, and only after so applying such net proceeds and after the payment by the Company of any other amount required by any provision of law, including, without limitation, Section 9-504(l)(c) of the Uniform Commercial Code, need the Company account for the surplus, if any, to the Pledgor. The Pledgor agrees that the Company need not give more than ten days' notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. No notification need be given to the Pledgor if it has signed after default a statement renouncing or modifying any right to notification of sale or other intended disposition.

                         (b) The Pledgor recognizes that the Company may be
                unable to effect a public sale of all or a part of the Pledged Stock or other securities held as part of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933 (the "Act"), or in the rules and regulations promulgated thereunder, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Pledged Stock or such other securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor agrees that private sales so made may be at prices and on other terms less favorable to the seller than if the Pledged Stock or such other securities were sold at public sale, and that the Company has no obligation to delay the sale of the Pledged Stock or such other securities for the period of time necessary to permit the registration of the Pledged Stock or such other securities for public sale under the Act. The Pledgor agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

                         (c) If any consent, approval or authorization of any
                state, municipal or other governmental department, agency or authority should be necessary to effectuate any sale or disposition by the Company pursuant to this Section 4 of the Pledged Stock or other securities held as part of the Collateral, the Pledgor will execute all


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                such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use his best effort to secure the same.

                         (d) Neither failure nor delay on the part of the
                Company to exercise any right, remedy, power or privilege provided for herein or by statute or at law or in equity shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

                5. PLEDGOR'S OBLIGATIONS NOT AFFECTED. The obligations of the Pledgor under this Agreement shall remain in full force and effect with regard to, and shall not be impaired or affected by: (a) any subordination, amendment or modification of or addition or supplement to the Promissory Note, or any assignment or transfer thereof: (b) any exercise or non-exercise by the Company of any right, remedy, power or privilege under or in respect of this Agreement, the Promissory Note, or any waiver of any such right, remedy, power or privilege; (c) any waiver, consent, extension, indulgence or other action or inaction in respect of this Agreement or the Promissory Note, or any assignment or transfer of any thereof; or (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like, of the Company or its successors, whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

                6. TRANSFER BY PLEDGOR. Without the prior written consent of the Company, the Pledgor agrees that he will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, nor will he create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the collateral, or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Agreement.

                7. REPRESENTATION, WARRANTIES AND COVENANTS OF THE PLEDGOR. The Pledgor represents and warrants that (a) he is the legal, record and beneficial owner of, and has good and marketable title to, the Pledged Stock, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option


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or other encumbrance whatsoever, except the lien and security interest created by this Agreement; (b) he has the authority and legal right to pledge all the Pledged Stock pursuant to this Agreement; and (c) the pledge, assignment and delivery of such Pledged Stock pursuant to this Agreement creates a valid first lien on and a first perfected security interest in such shares of the Pledged Stock, and the proceeds thereof, subject to no prior pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor which would include the Pledged Stock. The Pledgor covenants and agrees that he will defend the Company's right, title and security interest in and to the Pledged Stock and the proceeds thereof against the claims and demands of all persons whomsoever; and covenants and agrees that he will have like title to and right to pledge any other property at any time hereafter pledged to the Company as Collateral hereunder and will likewise defend the Company's right thereto and security interest therein.

                8. ATTORNEY-IN-FACT. The Company or its successor is hereby appointed the attorney-in-fact of the Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Company reasonably may deem necessary or advisable to accomplish the purposes hereof, including without limitation, the execution of the applications and other instruments described in Section 4(c), which appointment as attorney-in-fact is irrevocable as one coupled with an interest.

                9. TERMINATION. Upon payment in full of the principal of and interest on the Promissory Note and upon the due performance of and compliance with all the provisions of the Promissory Note, this Agreement shall terminate and the Pledgor shall be entitled to the return of such of the Collateral as has not theretofore been sold, released from this Agreement pursuant to Section 6 or otherwise applied pursuant to the provisions of this Agreement.

                10. NOTICES. All notices or other communications required or permitted to be given hereunder shall be in writing and will be deemed to have been duly given if delivered in person or mailed by certified mail or guaranteed overnight delivery service to the Company at its principal executive offices and to the Pledgor at the last address reflected in the Company's records.
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                11. MISCELLANEOUS. The Company and its assigns shall have no obligation in respect of the Collateral, except to hold and dispose of the same in accordance with the terms of this Agreement. Neither this Agreement nor any provisions hereof may be amended, modified, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the amendment, modification, waiver, discharge or termination is sought. The provisions of this Agreement shall be binding upon the successors and assigns of the Pledgor. The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to the rules of conflicts of laws thereof. This Agreement may be executed in multiple counterparts, each of which shall be an original, but all of which taken together shall constitute one instrument.


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                IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be executed and delivered as of November 17, 2000.

                                     COLE NATIONAL CORPORATION



                                     By /s/ Leslie D. Dunn
                                       -----------------------------------------
                                     Its: Sr. Vice President

                                     PLEDGOR

                                     /s/ Jeffrey A. Cole
                                     -------------------------------------------
                                     Name: Jeffrey A. Cole

Name of Pledgor:                                   Jeffrey A. Cole


Number of Shares pledged:                          123,750


Principal amount of Promissory Note:               $666,666.00